Exhibit 99.1

JANUARY 2009 Management Presentation Butte, Montana AMEX: NBF

Table of Contents Section I Company Overview Section II Biodiesel Market Section III Differentiating Factors

SECTION I Company Overview

4 COMPANY OVERVIEW AMEX: NBF Headquarters: Butte, Montana Founded in 2000, went public in 2006 Strategy: to develop, own and operate biodiesel refineries that utilize a unique multi-feedstock biodiesel process – Low cost, high free fatty acid (FFA) feedstock – Ability to process over 25 different feed stocks using proprietary technology – High quality biodiesel and glycerin – Two patents issued with several others filed and in process Key Statistics (in millions) ( except per share amounts) Current Price (1/7/09): $0.12 52 Week Range: $0.08 - $3.00 Market Capitalization: $13.2 Total Enterprise Value: $123.5 LTM Revenues: $39.7

5 KEY MANAGEMENT Kenneth Hern Chairman and CEO Fred Zeidman President Dick Talley, P.E. Chief Operating Officer Jay Fillman Chief Financial Officer Rusty Sammons Vice President of Marketing Robert White Independent Director Robert Black Independent Director John Reiland Independent Director • President, Texaco Saudi (1981-1984) • Vice Chairman and Managing Director, Texaco Nigeria (1984 – 1989) • President, Texaco Brazil (1989-1994) • Chairman, Seitel Inc., an oilfield services company (2002-2007) • Chairman of Corporate Strategies, a consulting firm (2004 – Present) • Led technology development team since 2000 • President and COO of Biosource America, Inc, Nova’s EPC subsidiary. • Founder and Vice President of Illinois River Energy, LLC; acted as Chief Financial Officer • Mechanical Engineer and MBA • Mechanical supervisor for turnarounds and major projects, Exxon (1995-2006) • Former President of Mobil E&P United States • Chairman & President Mobil Producing, Netherlands, Nigeria, Mobil North Sea • Former Senior Vice President, Texaco • Chief Financial Officer of StarVox Communications, Inc • Certified Public Accountant

6 COMPANY HISTORY 2000 2003 2006 2008 2009 2007 R&D Proprietary process Pilot Plant Reverse Merger Clinton County IA 10 MGY Refinery Online TODAY – 110 Million Gallons of Installed Annual Capacity Built Using Nova Technology Sanimax – Deforest, WI 20 MGY Refinery Online Scott – Greenville, MS 20 MGY Refinery Online Seneca, Il 60 MGY Refinery Online

SECTION II Biodiesel Market

GLOBAL BIODIESEL MARKET

- A direct replacement for diesel
  - Easily blended into diesel
  - Most common blends: B2, B5, B11 & B20
  - Potential for 100% replacement
- Utilizes existing infrastructure
  - No engine modifications required
  - Compatible with existing diesel storage infrastructure
  - Pipeline compatible
- Significantly lower COx and Sox emissions
- Several countries have incentives and mandates for biodiesel use

World Diesel Market



Other 18.0%
US 18.2%
Europe 28.3%
Asia & Oceania 28.5%
South America 7.0%

Source: Energy Information Administration

Diesel Price



Monthly No. 2 ULS Diesel less State and Federal Taxes
Dollars per Gallon
$4.45
$3.47
$2.48
$1.50
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Week Ending

Source: Energy Information Administration

8

NOVABIOSOURCE FUELS, INC.

9 680 Mil 450 Mil 250 Mil 75 Mil 25 Mil 20 Mil 15 Mil 5 Mil 2 Mil 0.5 Mil 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Estimated U.S. Biodiesel Production by Fiscal Year in Gallons UNITED STATES BIODIESEL MARKET Diesel consumed largely by mass transit, trucking, and regulated fleets Federal Mandates and Incentives: – EPACT 1992 goal for government fleets – USDA Commodity Credit – EPACT 2005 Excise Tax Credit Biodiesel in RFS – Energy Independence and Security Act of 2007 500 million gallon annual mandate State Mandates and Incentives: – 31 states provide mandates and incentives for the use of biodiesel Over 650 MGY produced in 2008, expectations for over 900 MGY in 2009 US Biodiesel Production (1) Potential Biodiesel Demand (2) 0 2 4 6 8 10 12 2007 2009 2011 2013 2015 Billion Gallons B20 B5 B2 (1) National Biodiesel Board (2) EIA. Biodiesel estimates based on blend percentages

10 CRUDE/HO/DIESEL/ B100 CORRELATION (1) Energy Information Administration As crude oil prices remain volatile, diesel prices will experience much of the same volatility Crude Oil prices have a large >90% correlation to heating oil prices, meaning they move very similarly While both heating oil and diesel costs remain volatile, biodiesel pricing has trended with both. $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $3.50 $3.75 $4.00 $4.25 $4.50 $4.75 $5.00 $5.25 $5.50 $5.75 $6.00 Sep- 07 Oct- 07 Nov- 07 Dec- 07 Jan- 08 Feb- 08 Mar- 08 Apr- 08 May- 08 Jun- 08 Jul- 08 Aug- 08 Sep- 08 Oct- 08 Nov- 08 Dec- 08 $/Gallon Low Sulfur Diesel B100 (SME) Market Value B100 (FAME 10) Market Value Source: Energy Information Administration SME: Soy Methyl Ester FAME 10: Fatty Acid Methyl Ester with a Cloud Point of 10°C Spot Crude VTI Prices Residential Heating Oil Prices U.S. Average All-Types Diesel Fuel Prices

11 PLANT LEVEL ECONOMICS Capital Costs Margins (Jan 1, 2009) Market Prices (Jan 1, 2009) Costs (Jan 1, 2009) 10 to 12 months from permits Approximate construction time $1.25 to $2.00 per installed gallon Approximate facility cost SME $2.90 per gallon FAME 10 $1.75 per gallon Biodiesel wholesale prices $1.95 per gallon Diesel rack prices: #2 $0.65/gallon of B100 net of co-products Operation costs Soy - $2.40/gal of B100 Tallow - $1.20/gal of B100 CWG - $1.12/gal of B100 YG - $1.00/gal of B100 Feedstock costs -$0.10 to +$0.10 per gallon FAME 10 -$0.15 to -$0.20 per gallon Soy Methyl Esters Note: Costs, Market Prices and Margins are approximate based on January 1st, 2009

SECTION III Differentiating Factors

13 HIGH QUALITY OUTPUT Refining process – Patented and proprietary – Commercial scale production since 2006 – Technology has been validated History of production that exceeds ASTM 6751 – Meets all EN and ASTM Standards – Very low unconverted glycerides – less than 0.2% mono-glycerides – Anticipated in 2009 ASTM and EN Specifications – Tighter viscosity range – No sulfur, better than ULSD – Lower carbon mass – reduces particulate emissions – Lower phosphorous, metals, and sediment concentrations – Meets all Cold Soak Filtration times (<100 secs) 97% tech-grade glycerin

14 NOVA LOCATIONS (110 MGY) Clinton Seneca Completed Construction for Others Nova Owned Corporate Offices (Butte, MT) 100% 100% Nova Ownership Gavilon Gavilon Off-take Agreements Lipid Logistics – High FFA Animal Fat, Reclaimed Greases and High FFA Oils Lipid Logistics – Low FFA Animal Fat and Vegetable Oils Feedstock Full Operational Fully Operational Commission Status 60 10 Capacity (MGY) Seneca, IL Clinton County, IA Location Corporate Office Scott Petroleum Seneca Clinton County Sanimax

15 OPERATIONAL STRATEGY Operational leaders with energy industry background • Leadership experience in largest US refinery • Expertise with hazardous processes and fuel production • Employ technological advantages in synthesizing a vast array of feedstock into ASTM or EN quality biodiesel Emphasis on quality control and process integrity • Implement appropriate safety, healthy, and environmental requirements • Detailed logistics plan with feedstock and off-take partners • Maintain a very disciplined focus in Operations and maintenance • Match sales volumes and pricing with feedstock costs and availability to protect margin basis